COMMITMENTS AND CONTINGENCIES - Purchase Commitments (Details) - Purchase commitments - Schedule of outstanding purchase commitments in relation to bandwidth and cabinet capacity ¥ in Thousands	Dec. 31, 2025 CNY (¥)
COMMITMENTS AND CONTINGENCIES
2026	¥ 734,690
2027	230,478
2028	74,717
2029	17,708
2030	5,495
2031 and thereafter	1,031
Commitments to purchase	¥ 1,064,119